UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 3, 2026

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

c/o Theravance Biopharma US, LLC

901 Gateway Boulevard

South San Francisco, CA 94080

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 3, 2026, Theravance Biopharma, Inc. (“Theravance Biopharma” or the “Company”) issued a press release which includes preliminary discussion of the Company’s financial results for the quarter and fiscal year ended December 31, 2025. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report.

The preliminary financial results included in the press release are based on the Company’s current estimate of its results for the quarter and year ended December 31, 2025 and remain subject to the Company’s financial statement closing procedures. It is possible that the final results may differ from the preliminary information provided, including differences due to the completion of the financial statement closing procedures, changes in facts, circumstances and/or assumptions or developments in the interim.

Item 2.05. Costs Associated with Exit or Disposal Activities.

On March 3, 2026, the Company announced an organizational restructuring (the “Restructuring”), which is intended to reduce cost base by approximately 60% (or approximately $70 million) and expected to impact approximately 50% of the Company’s overall workforce. The Restructuring will be implemented over the next two quarters, with the Company expecting to incur approximately $5 million to $7 million in one-time cash severance costs related to the Restructuring.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 of this Current Report is hereby incorporated in Item 7.01 by reference.

The information in this Current Report (including Item 2.02 and Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report (including Item 2.02 and Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events. Theravance Biopharma intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements relating to: the Company’s expectations regarding its future profitability, expenses and uses of cash, the Company’s goals, designs, strategies, plans and objectives, future growth of YUPELRI sales and future royalty payments, the winddown of the Company’s ampreloxetine program and R&D function and significant reduction of its G&A function, the consideration of strategic alternatives for the Company, the ability to provide value to shareholders, the Company’s regulatory strategies, data regarding our investigational therapy, the status of patent infringement litigation initiated by the Company and its partner against certain generic companies in federal district courts, and contingent milestone payments due to the Company from the sale of the Company’s TRELEGY royalty interests. These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this Current Report and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to: factors that could increase the Company’s expenses beyond its expectations and any factors that could adversely affect its profitability, whether the TRELEGY milestone thresholds will be achieved, delays or difficulties in winding down clinical studies, the potential that results from analysis of clinical or non-clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, delays or failure to achieve and maintain regulatory approvals for product candidates, the timing of any potential strategic transaction with respect to the Company, if at all, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions. Other risks affecting Theravance Biopharma are in the Company's Form 10-Q filed with the SEC on November 12, 2025, and other periodic reports filed with the SEC. In addition to the risks described above and in Theravance Biopharma’s filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance Biopharma assumes no obligation to update its forward-looking statements on account of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Theravance Biopharma, Inc., dated March 3, 2026
104	Cover Page Interactive Data File (cover page XBRL tags embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: March 3, 2026	By:	/s/ Brett Grimaud
Brett Grimaud
General Counsel